                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

           (INCLUDING THE ASSOCIATED RIGHTS TO PURCHASE COMMON STOCK)

                                       OF

                            HARMON INDUSTRIES, INC.

                                       TO

                         FOUR POINTS ACQUISITION, INC.

                           A WHOLLY OWNED SUBSIDIARY

                                       OF

                            GENERAL ELECTRIC COMPANY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.25 per share (together with the associated rights to purchase common stock, the "Harmon Shares"), of Harmon Industries, Inc., a Missouri corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the expiration date (as defined in the Prospectus dated July 25, 2000 (the "Prospectus")), or if time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") prior to the expiration date. This form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent as described in the Prospectus.

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
                              THE EXCHANGE AGENT FOR THE OFFER IS:

                                      The Bank of New York

          BY MAIL:                       BY FACSIMILE:                  BY HAND OR OVERNIGHT
TENDER & EXCHANGE DEPARTMENT             (212) 815-6213                       COURIER:
       P.O. BOX 11248           (FOR ELIGIBLE INSTITUTIONS ONLY)    TENDER & EXCHANGE DEPARTMENT
   CHURCH STREET STATION        CONFIRM FACSIMILE BY TELEPHONE:          101 BARCLAY STREET
     NEW YORK, NEW YORK                  (212) 815-6156              RECEIVE AND DELIVER WINDOW
         10286-1248                 (FOR CONFIRMATION ONLY)           NEW YORK, NEW YORK 10286
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    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER
THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Four Points Acquisition, Inc., a Missouri corporation and a wholly owned subsidiary of General Electric Company, a New
York corporation, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Harmon Shares set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus.

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
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Signature(s):                                  Address(es):
Name(s) of Record Holders:
                                               ZIP CODE
PLEASE TYPE OR PRINT                           Area Code and Tel. No.(s):
Number of Harmon Shares:                       Check box if Harmon Shares will be tendered
Certificate No(s). (if available):             by book-entry transfer: / /
Dated: , 2000                                  Account Number:
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                               DELIVERY GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Security Transfer Agents Medallion
Program, guarantees to deliver to the Exchange Agent either certificates representing the Harmon Shares into the Exchange Agent's account at The
Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Prospectus), and any other documents required by the Letter of Transmittal, within three (3) Nasdaq trading days after the date hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must delivery the Letter of Transmittal and certificates for Harmon Shares to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible
Institution.

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
Name of Firm:                                  Authorized Signature:
Address:                                       Name:
                                               PLEASE PRINT
ZIP CODE                                       Title:
Area Code and Tel. No.:                        Dated: , 2000

    NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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